UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2025

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SENSATA TECHNOLOGIES HOLDING PLC
(Exact name of Registrant as specified in its charter)

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England and Wales	001-34652	98-1386780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

529 Pleasant Street
Attleboro, Massachusetts 02703, United States
(Address of Principal executive offices, including Zip Code)
+1(508) 236 3800
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares - nominal value €0.01 per share	ST	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 8, 2025, Sensata Technologies, Inc., a wholly owned subsidiary of Sensata Technologies Holding plc (the “Company”), entered into a mutually agreed Separation and Release of Claims Agreement (the “Separation Agreement”) with George Verras, Executive Vice President and Chief Technology Officer. Pursuant to the Separation Agreement, Mr. Verras will continue to serve in his current role through December 31, 2025 (the “Separation Date”). Mr. Verras’ departure is not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

Under the Separation Agreement, Mr. Verras will receive severance benefits in accordance with the Company’s Severance and Change-in-Control Plan, previously filed as Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q filed April 29, 2024. These benefits include:

•Cash Severance: An amount equal to 12 months of base salary ($600,000), payable in installments over a 12-month period beginning January 1, 2026 (the “Severance Period”).
•Average Bonus Payment: An amount equal to 100% of Mr. Verras’ average bonus for calendar years 2024 and 2025, payable in installments during the Severance Period.
•2025 Annual Bonus: A lump sum payment for the 2025 annual bonus, determined under the Company’s Executive Bonus Program and payable no later than February 28, 2026.
•Health Benefits: Continued participation in health and dental plans during the Severance Period, subject to COBRA and other applicable terms.

The Separation Agreement also includes customary provisions regarding release of claims, non-disparagement, cooperation, and return of Company property. The foregoing summary is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Separation and Release of Claims Agreement between Sensata Technologies, Inc. and George Verras, dated December 8, 2025.

104	Cover Page Interactive Data File (embedded within inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING PLC

/s/ David Stott
Date:	December 11, 2025	Name: David Stott
Title: Executive Vice President, General Counsel

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